                               [REX STORES LOGO]

News Announcement                           For Immediate Release

For further information contact:

Douglas Bruggeman                           Stewart A. Lewack, Joseph N. Jaffoni
Chief Financial Officer                     Jaffoni & Collins Incorporated
937/276-3931                                212/835-8500 or rsc@jcir.com


                        REX STORES' FISCAL FIRST QUARTER
                DILUTED EARNINGS PER SHARE INCREASE 50% TO $0.48

                       - Comparable Store Sales Rise 7% -

      - Prior Share Repurchase Authorization Expanded By 1,000,000 Shares -

Dayton, Ohio (June 2, 2005) -- REX Stores Corporation (NYSE: RSC), a specialty retailer of consumer electronic products and appliances, today announced financial results and comparable store sales for the three-month period ended April 30, 2005 (the Company's 2005 fiscal year).

Net sales in the fiscal 2005 first quarter rose 6% to $89.7 million from $84.6 million in the fiscal 2004 first quarter, reflecting higher demand for LCD, DLP and plasma televisions, as well as an increase in appliance sales. Comparable store sales for the three months ended April 30, 2005 rose 7%. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

Net income in the three months ended April 30, 2005 rose 49% to $6.1 million, or $0.48 per diluted share, compared to net income of $4.1 million, or $0.32 per diluted share, in the three months ended April 30, 2004. Net income in the fiscal 2005 first quarter includes $6.0 million of pre-tax income from synthetic fuel limited partnerships, compared to $5.2 million of comparable investment income in the year-ago period. Per share results are based on 12,771,000 and 12,965,000 diluted weighted average shares outstanding for the three-month periods ending April 30, 2005 and 2004, respectively.


                                     -more-

REX Stores Reports First Quarter Results, 6/2/05                     page 2

On May 26, 2005, the Company's Board of Directors expanded a previous share repurchase authorization by an additional 1,000,000 shares. In the first quarter, REX purchased approximately 119,800 shares of its common stock in open market transactions. Since the first quarter, REX has purchased 146,300 additional shares. As of May 27, 2005, the Company has approximately 1,186,945 authorized shares remaining available to purchase under the expanded stock buy-back authorization.

Commenting on the results, Stuart Rose, Chairman and Chief Executive Officer, stated, "Our employees should be congratulated for generating a 7% comparable store sales increase and a 36% increase in operating income. Our sales force did a great job of serving the customer and focusing on products we sell best, like LCD, DLP and plasma televisions, whose price points have fallen to a level that is now attractive to our customer base."

The Company will host a conference call and webcast today at 11:00 a.m. EDT, both of which are open to the general public. The conference call dial-in number is 212/676-4910; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.fulldisclosure.com; please allow 15 minutes to register, download and install any necessary software.

Following its completion, a telephonic replay of the call can be accessed through 1:00 p.m. EDT on June 9, 2005 by dialing 800/633-8284 or 402/977-9140
(international callers). The access code for the audio replay is 21248251. A replay of the webcast will be available for 30 days at www.rextv.com or www.fulldisclosure.com.

REX Stores Corporation is a leading specialty retailer of consumer electronic products and appliances. As of April 30, 2005 the Company operated 229 stores in 37 states under the trade name "REX."

This news announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include among other things: the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, and the uncertain amount of synthetic fuel production and tax credits received from time to time from the Company's synthetic fuel investments.

                                 -tables follow-

REX Stores Reports First Quarter Results, 6/2/05                     page 3

                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)

                                                                                               Three Months Ended
                                                                                                    April 30,
                                                                                                   (unaudited)
                                                                                           --------------------------
                                                                                              2005            2004
                                                                                           ------------    ----------
NET SALES                                                                                   $ 89,742        $ 84,629

   Cost of merchandise sold                                                                   65,177          59,841
                                                                                            ---------       ---------
GROSS PROFIT                                                                                  24,565          24,788

   Selling, general and administrative expenses                                               22,869          23,542
                                                                                            ---------       ---------
OPERATING INCOME                                                                               1,696           1,246

INVESTMENT INCOME                                                                                 74              87
INTEREST EXPENSE                                                                                (616)           (934)
LOSS ON EARLY TERMINATION OF DEBT                                                                  -             (22)
INCOME FROM LIMITED PARTNERSHIPS                                                               5,983           5,236
                                                                                            ---------       ---------

Income from continuing operations before provision
   for income taxes and discontinued operations                                                7,137           5,613

PROVISION FOR INCOME TAXES                                                                     1,059           1,426
                                                                                            ---------       ---------
Income from continuing operations                                                              6,078           4,187
Loss from discontinued operations, net of tax                                                    (94)           (102)
Gain on disposal of discontinued operations, net of tax                                          116               -
                                                                                            ---------       ---------

Net Income                                                                                  $  6,100        $  4,085
                                                                                            =========       =========

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                                           11,156          11,155
                                                                                            =========       =========

Basic income per share from continuing operations                                           $   0.55        $   0.38
Basic loss per share from discontinued operations                                              (0.01)          (0.01)
Basic income per share on disposal of discontinued operations                                    .01               -
                                                                                            ---------       ---------
BASIC NET INCOME PER SHARE                                                                  $   0.55        $   0.37
                                                                                            =========       =========

WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                                                         12,771          12,965
                                                                                            =========       =========

Diluted income per share from continuing operations                                         $   0.48        $   0.32
Diluted loss per share from discontinued operations                                            (0.01)              -
Diluted income per share on disposal of discontinued operations                                 0.01               -
                                                                                            ---------       ---------
DILUTED NET INCOME PER SHARE                                                                $   0.48        $   0.32
                                                                                            =========       =========


                                     (more)

REX Stores Reports First Quarter Results, 6/2/05                     page 4

                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                                 April 30,         January 31,         April 30,
                                                                    2005              2005               2004
                                                                (unaudited)                           (unaudited)
                                                              -----------------  ----------------   --------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                 $    6,221        $    4,671         $   17,092
       Escrow deposit                                                 9,000                 -                  -
       Accounts receivable, net                                       3,984             5,460              3,049
       Synthetic fuel receivable                                        964             1,675                893
       Investments available for sale                                     -                 -              7,000
       Merchandise inventory                                        131,547           124,188            136,823
       Prepaid expenses and other                                       672             1,230                863
       Future income tax benefits                                    10,929            10,929              8,703
                                                                 ----------        -----------        -----------
               Total current assets                                 163,317           148,153            174,423

PROPERTY AND EQUIPMENT, NET                                         129,330           129,723            131,513
ASSETS HELD FOR SALE                                                  1,669             1,986                  -
OTHER ASSETS                                                            953               841                915
FUTURE INCOME TAX BENEFITS                                           27,978            27,978             14,645
RESTRICTED INVESTMENTS                                                2,277             2,270              2,259
                                                                 -----------       -----------        -----------
               Total assets                                      $  325,524        $  310,951         $  323,755
                                                                 ===========       ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Notes payable                                            $       27        $        -         $        -
        Current portion of long-term debt                             2,881             2,897              5,044
        Accounts payable, trade                                      47,037            32,842             47,616
        Accrued income taxes                                            624             1,567              1,119
        Current portion of deferred income and
            deferred gain on sale and leaseback                       9,886            10,432             10,347
        Accrued payroll and related items                             4,264             6,303              3,828
        Other current liabilities                                     5,974             6,152              7,206
                                                                 -----------       -----------        -----------
               Total current liabilities                             70,693            60,193             75,160
                                                                 -----------       -----------        -----------

LONG-TERM LIABILITIES:
         Long-term mortgage debt                                     29,213            30,501             47,573
         Deferred income                                             11,582            11,703             12,269
                                                                 -----------       -----------        -----------
               Total long-term liabilities                           40,795            42,204             59,842
                                                                 -----------       -----------        -----------

SHAREHOLDERS' EQUITY:
         Common stock                                                   291               290                 286
         Paid-in capital                                            134,338           133,474             127,724
         Retained earnings                                          218,729           212,629             189,165
         Treasury stock                                           (139,322)         (137,839)           (128,422)
                                                                 -----------       -----------        -----------
               Total shareholders' equity                           214,036           208,554            188,753
                                                                 -----------       -----------        -----------

               Total liabilities and
                   shareholders' equity                          $  325,524        $  310,951         $  323,755
                                                                 ===========       ===========        ===========

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